UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2022

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TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 N. Scottsdale Rd, Gainey Center II, Suite 100

Scottsdale, Arizona 85253

(Address of Principal Executive Offices) (Zip Code)

(480) 305-8910

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2022, the Board of Directors (the Board) of TPI Composites, Inc. (the Company) approved an amendment to the Company’s bylaws (the Bylaws) to implement a majority voting standard for uncontested director elections, effective January 1, 2023.  When effective, the new majority voting standard will require each director nominee to submit, in advance of such nomination, an irrevocable resignation, subject to acceptance by the Board, that would become effective if such nominee does not receive more votes properly cast in favor of his or her election or re-election than votes properly cast against such election or re-election.  Previously, under a plurality voting standard, the candidates receiving the most affirmative votes were elected, regardless of whether those votes constituted a majority. Plurality voting will continue to apply in contested elections in which the number of director candidates exceeds the number of available positions.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the copy of the Third Amended and Restated Bylaws of the Company, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

On May 19, 2022, the Company issued a press release announcing the amendment to the Bylaws in addition to certain other changes to the Company’s corporate governance policies and practices, a copy of which is attached as exhibit 99.1 to this Current Report on Form 8-K.  The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished with this Current Report on Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

On May 19, 2022, the Company announced the amendment to the Bylaws and certain other changes to the Company’s corporate governance policies and practices, including a commitment by the Board to put to a stockholder vote at the 2023 Annual Meeting of Stockholders a proposal to eliminate the supermajority vote requirement to adopt, amend or repeal certain provisions of the Company’s certificate of incorporation and Bylaws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.2	Third Amended and Restated Bylaws of the Company
99.1	Press release dated May 19, 2022, announcing certain changes to the Company’s corporate governance policies and practices
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: May 19, 2022	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer